| First Quarter 2016 Review Cautions Regarding Forward-Looking Statements 1

| First Quarter 2016 Review 2

| First Quarter 2016 Review Firmwide Overview: First Quarter 2016 3

| First Quarter 2016 Review Asset Flows by Distribution Channel: Quarterly Trend 4

| First Quarter 2016 Review Fixed Income Investment Performance 5

| First Quarter 2016 Review Equities Investment Performance 6

| First Quarter 2016 Review Institutional Highlights 7

| First Quarter 2016 Review Retail Highlights 8

| First Quarter 2016 Review Private Wealth Management Highlights 9

| First Quarter 2016 Review Bernstein Research Highlights 10

| First Quarter 2016 Review Progress on Our Strategy in 1Q16 11

| First Quarter 2016 Review 12

| First Quarter 2016 Review Financial Highlights: First Quarter 2016 13

| First Quarter 2016 Review First Quarter 2016 Adjusted Income Statement 14

| First Quarter 2016 Review First Quarter 2016 Adjusted Income Statement Highlights 15

| First Quarter 2016 Review 16

| First Quarter 2016 Review 17

| First Quarter 2016 Review Institutional Composite Relative Performance vs. Benchmarks 18

| First Quarter 2016 Review Retail Mutual Funds Relative Performance vs. Morningstar Average 19

| First Quarter 2016 Review Assets Under Management: 1Q16 20

| First Quarter 2016 Review Three Months Ended 3/31/16: AUM Roll-Forward by Distribution Channel 21

| First Quarter 2016 Review Three Months Ended 3/31/16: AUM Roll-Forward by Investment Service 22

| First Quarter 2016 Review AUM by Region 23

| First Quarter 2016 Review First Quarter 2016 Adjusted Advisory Fees 24

| First Quarter 2016 Review First Quarter 2016 GAAP Income Statement 25

| First Quarter 2016 Review Consolidated Balance Sheet 26

| First Quarter 2016 Review Consolidated Statement of Cash Flows 27

| First Quarter 2016 Review AB Holding Financial Results 28

| First Quarter 2016 Review First Quarter 2016 GAAP to Non-GAAP Reconciliation 29

| First Quarter 2016 Review First Quarter 2015 GAAP to Non-GAAP Reconciliation 30

| First Quarter 2016 Review Fourth Quarter 2015 GAAP to Non-GAAP Reconciliation 31

| First Quarter 2016 Review AB Adjusted Financial Results Reconciliation 32

April 28, 2016

FIRST QUARTER 2016 REVIEW

Peter S. Kraus Chairman & Chief Executive Officer
John C. Weisenseel Chief Financial Officer

Cautions Regarding Forward-Looking Statements

Certain statements provided by management in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AB cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AB undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see "Risk Factors" and "Cautions Regarding Forward-Looking Statements" in AB's Form 10-K for the year ended December 31, 2015 and Form 10-Q for the quarter ended March 31, 2016. Any or all of the forward-looking statements made in this presentation, Form 10-K, Forms 10-Q, other documents AB files with or furnishes to the SEC, and any other public statements issued by AB, may turn out to be wrong. It is important to remember that other factors besides those listed in "Risk Factors" and "Cautions Regarding Forward-Looking Statements," and those listed below, could also adversely affect AB's financial condition, results of operations and business prospects.

The forward-looking statements referred to in the preceding paragraph include statements regarding:

+ **The pipeline of new institutional mandates not yet funded:** Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times currently anticipated, or that mandates ultimately will not be funded.
+ **Our expectation that, as a result of vacating and marketing for sublease two floors in New York during the first quarter of 2016, and recording real estate charges totaling $28.5 million, approximately $3.7 million of annualized savings will be generated:** Any charges we record are based on our current assumptions regarding sublease marketing periods, costs to prepare the properties to market, market rental rates, broker commissions and subtenant allowance/incentives, all of which are factors largely beyond our control. If our assumptions prove to be incorrect, we may be forced to record additional charges, which may result in annual savings different from our current expectation.
+ **The possibility that AB will engage in open market purchases of Holding Units to help fund anticipated obligations under our incentive compensation award program:** The number of Holding Units AB may decide to buy in future periods, if any, to help fund incentive compensation awards is dependent upon various factors, some of which are beyond our control, including the fluctuation in the price of a Holding Unit and the availability of cash to make these purchases.

Peter S. Kraus

Chairman & Chief Executive Officer

Firmwide Overview: First Quarter 2016

In US $ Billions; scales may differ


Gross Sales
$15.4
1Q16
$20.5
1Q15
$15.4
1Q16
$14.5
4Q15
Net Flows
$2.2
1Q16
$6.0
1Q15
$2.2
1Q16
($2.5)
4Q15
End of Period AUM
$479.0
1Q16
$485.9
1Q15
$479.0
1Q16
$467.4
4Q15
Average AUM
$465.4
1Q16
$481.0
1Q15
$465.4
1Q16
$470.9
4Q15

Asset Flows by Distribution Channel: Quarterly Trend

Firmwide: Net Inflows on Improved Sales and Redemptions



20.5
26.5
13.9
14.5
15.4
6.0
2.2
2.2
(2.4)
(2.5)
(14.5)
(24.3)
(16.3)
(17.0)
(13.2)
1Q15
2Q15
3Q15
4Q15
1Q16

Institutional: Return to Net Positive Flows



7.3
15.1
3.9
4.3
4.5
5.4
3.5
(0.9)
(0.9)
1.8
(1.9)
(11.6)
(4.8)
(5.2)
(2.7)
1Q15
2Q15
3Q15
4Q15
1Q16

Retail: Improved Redemptions Led to Lower Net Outflows



10.8
9.1
7.9
8.1
7.7
0.5
(0.9)
(1.6)
(1.5)
(0.6)
(10.3)
(10.0)
(9.5)
(9.6)
(8.3)
1Q15
2Q15
3Q15
4Q15
1Q16

Private Wealth: Robust Net Inflows on Higher Gross Sales



2.4
2.3
2.1
2.1
3.2
0.1
(0.4)
0.1
(0.1)
1.0
(2.3)
(2.7)
(2.0)
(2.2)
(2.2)
1Q15
2Q15
3Q15
4Q15
1Q16

■ Gross Sales ■ Gross Redemptions ♦ Net Flows

US $ Billions; scales differ by chart

Fixed Income Investment Performance

% of Assets in Outperforming Services*


One-Year
73%
Three-Year
84%
Five-Year
91%

Institutional Service	Performance vs. Benchmark Through 3/31/16 (%) 1 Year	3 Year	5 Year
Risk Reducing			
US Strategic Core Plus	0.2	0.6	0.5
US Core Fixed Income	0.0	0.1	0.2
US Investment Grade Corporates	(0.1)	0.6	0.7
TIPS Plus	0.1	0.6	0.9
Global Aggregate	(0.5)	0.0	0.5
Global Plus	(0.1)	(0.2)	0.3
Global Fixed Income	(0.1)	(0.3)	1.3
Canada Core Plus	0.2	0.2	0.4
UK Core Plus	0.0	0.7	0.8
Return Seeking			
US High Yield	0.1	0.9	0.7
Global High Income	(1.5)	(0.6)	(0.5)
European Income	0.2	(0.1)	0.4
European High Yield	0.5	0.6	0.9
Emerging Markets Debt	(3.2)	(1.1)	(0.6)
Absolute Return			
Diversified Yield Plus	0.6	1.5	2.8
Unconstrained Bond	(1.3)	1.0	3.0

*Represents the percentage of our active fixed income assets in institutional services that outperformed their benchmark on a gross of fees basis and the percentage of active fixed income assets in retail Advisor share class funds ranked in the top half of their Morningstar category. Where no Advisor class exists, A share class used. Corresponding percentages as of 12/31/15 were: 56% for 1-yr, 80% for 3-yr and 91% for 5-yr. Benchmarks: US Strategic Core Plus – Barclays US Aggregate; US Core Fixed Income – Barclays US Aggregate; US Investment Grade Corporates – Barclays US Credit; TIPS Plus – Barclays US Treasury Inflation Notes; Global Aggregate – Barclays Global Aggregate; Global Plus – Barclays Global Aggregate; Global Fixed Income – Citigroup WGBI; Canada Core Plus – FTSE TMX Canada Universal Bond; UK Core Plus – Barclays Sterling Aggregate (1/1/11-11/1/11), BofA ML Sterling Non Gilts (11/1/11-P); US High Yield – Barclays US Corporate High Yield; Global High Income (hedged) – Barclays Global High Yield (hedged); European Income – 65% Barclays Euro Aggregate/35% Barclays Pan-Euro HY 2% Constraint; European High Yield – Barclays Euro HY 2% Cap; Emerging Markets Debt – JPM EMBI Global; Diversified Yield Plus – 3-Month GBP LIBOR; Unconstrained Bond – BofA ML 3 Month US T Bills. As of 3/31/16; annualized and gross of fees.

Equities Investment Performance

% of Assets in Outperforming Services*


One-Year
47%
Three-Year
82%
Five-Year
52%

Institutional Service	1 Year	3 Year	5 Year
	Performance vs. Benchmark Through 3/31/16 (%)		
Unique Alpha			
Concentrated US Growth	(4.3)	0.4	2.3
Concentrated Global Growth	(2.5)	0.6	2.3
US Thematic Research	(3.3)	2.3	(2.4)
Global Thematic Research	0.1	3.9	(1.4)
Stable & Consistent Alpha			
Core Opportunities	0.7	1.9	1.9
Select US Equity	(2.0)	(0.4)	1.1
Global Core Equity	2.2	1.1	N/A
Style Diversification			
US SMID Cap Value	1.3	2.8	1.1
US SMID Cap Growth	(0.5)	(1.7)	(0.8)
US Large Cap Growth	1.7	3.7	1.3
Global Strategic Value	(2.8)	3.5	0.0
Emerging Markets Growth	0.1	4.7	2.7
Limiting Downside Risk			
US Strategic Core Equity	7.5	4.7	N/A
Global Strategic Core Equity	8.7	5.0	N/A
International Strategic Core Equity	12.3	6.0	N/A
Emerging Market Strategic Core Equity	7.9	7.4	N/A

*Represents the percentage of our equity assets in institutional services that outperformed their benchmark on a gross of fees basis and the percentage of active equity assets in retail Advisor share class funds ranked in the top half of their Morningstar category. Where no Advisor class exists, A share class used. Corresponding percentages as of 12/31/15 were: 75% for 1-yr, 78% for 3-yr and 55% for 5-yr. Benchmarks: Concentrated US Growth – S&P 500; Concentrated Global Growth – MSCI World; US Thematic Research – S&P 500; Global Thematic Research – MSCI ACWI; Core Opportunities – S&P 500; Select US Equity – S&P 500; Global Core Equity – MSCI ACWI; US SMID Cap Value – Russell 2500 Value; US SMID Cap Growth – Russell 2500 Growth; US Large Cap Growth – Russell 1000 Growth; Global Strategic Value – MSCI ACWI; Emerging Markets Growth – MSCI Emerging Markets; US Strategic Core Equity – S&P 500; Global Strategic Core Equity – MSCI World; International Strategic Core Equity – MSCI EAFE; Emerging Markets Strategic Core Equity – MSCI Emerging Markets. As of 3/31/16; annualized and gross of fees.

Institutional Highlights

1Q16 Institutional Highlights

Return to Positive Net Flows

+ Positive net flows of $1.8B in 1Q16
  + US Investment Grade Corporates largest category by inflows
+ Gross redemptions down -48% Q/Q; up +42% Y/Y

Grew Pipeline of Active Services

+ Highest quarter-end pipeline of active services since 1Q13
+ Diverse by region: 46% EMEA, 35% N. America, 19% Asia
+ Notable adds:
  + US Investment Grade Corporate: $1.1B
  + Global Credit: $230M
  + Concentrated US Growth: $65M
  + US Core Mortgage: $55M

$6.2B Pipeline Of Active Services[1] at Quarter-End
$B



5.7
5.1
5.5
6.0
6.2
1Q15
2Q15
3Q15
4Q15
1Q16

1. Assets awarded and pending funding as of quarter-end; excludes CRS/passive.

Retail Highlights

Muted Asia ex Japan Industry Fixed Income Fund Sales[1]

Rolling 3-Month Average Jan. 2014 – Feb. 2016 ($B)


3
2
1
0
Bonds ex GHY
GHY
Jan-14
Jul-14
Jan-15
Jul-15
Feb-16

Total Active US HY Mutual Fund Industry Monthly Flows[2]

($B)


1
6
(2)
1
0
(4)
(3)
(3)
(2)
4
(3)
(10)
(3)
3
6
Jan-15
Mar-15
May-15
Jul-15
Sep-15
Nov-15
Jan-16
Mar-16

Wide Spreads Have Historically Boded Well for High Yield

Month-End High Yield Spread Jan. 1994 – Mar. 2016


2,000
1,500
1,000
500
0
OAS (bps)
Median Spread: 466 bps
94
96
98
00
02
04
06
08
10
12
14

Retail Progress in 1Q16 – Flows, Performance, New Assets

- Top selling products all net flow positive in March
- Gross sales up in US (+7%) and Asia x Japan (+5%) Q/Q
  - Asia ex Japan gross sales +154% in March vs. February
- Global Bond, High Income, US Large Cap Growth and High Income Muni all rank in the top 10 in their categories by net inflows YTD[3]
- More than 75% of US Retail assets in 4/5 Star categories
- US SMA net flow positive for last 6 quarters; AUM +28% Y/Y

1. Source: SalesWatch. As of February 29, 2016
2. Source: Strategic Insight Simfund and Morningstar. As of March 31, 2016
3. Source: Strategic Insight and ICI. As of February 29, 2016

Private Wealth Management Highlights

Advice Matters: A Steady Hand Through the 1Q16 Sell-Off

MSCI All Country World Index Return


January 1 – February 11:
(11%)
February 12 – March 31:
+13%
Dec 15
Mar 16
Jan. 7: "We recommend clients remain invested at their strategic allocations and rely on our DAA service to moderate risk."
Feb. 2 : "We conclude that the fundamentals are better than the market implies and that a sustained downturn is unlikely."

Momentum in All Areas of the Business

Overall Growth Trends

- Net inflows of $1B highest since 4Q07
- Gross sales up +33% Y/Y and +52% Q/Q
- Redemption rate of 11% at multi-year low
- Average new relationship size +16%
  - 30%+ higher than overall average relationship size

Targeted Services

- New energy fund attracted $200M in client commitments
- Offering harnesses best of our firm's equity, fixed income and private credit capabilities
- Designed to capture "under the radar" investment opportunities
- Brings total targeted services commitments to $3.4B

Bernstein Research Highlights

Quarterly Revenues
$M

% Change
1Q16/1Q15: --%
1Q16/4Q15: +7%


126
118
126
1Q15
4Q15
1Q16

Trading Volumes Fluctuated by Region
Industry Trading Volumes[1] (% Change)


20
12
7
9
(10)
(1)
US
Europe
Asia
1Q16 / 1Q15
1Q16 / 4Q15

US Volatility Declined During the Quarter

VIX Volatility Index[2]: January 2016 – March 2016


Avg. Volatility %Δ
Jan: +32%
Feb: (5)%
March: (30)%
30
20
10
0
12/31/15
1/31/16
2/29/16
3/31/16

Bernstein Research 1Q16 Highlights

- Strength across categories in annual independent survey
  - #1 for Quality of Research and Greatest Knowledge of Companies & Industries – both for 13th straight year
  - #1 for Electronic Trading Quality and Electronic Trading Service – both for 2nd straight year
  - Rose to #3 for Quality of Sales and Corporate Access
- Number of CSA clients has more than tripled in last 3 years
- CSA clients now drive more than 1/3 of our trading volume

1. US: NYSE and Nasdaq shares traded; Europe: FESE - Federation of European Stock Exchanges on-exchange volumes; Asia: Combined value traded for Hong Kong and Japan
2. Source: ThomsonONE

Progress on Our Strategy in 1Q16

Firmwide Initiative	Progress
Deliver for our clients with our investment performance	+ Fixed Income: 84% of assets in outperforming services for 3-yr period; 73% for 1-yr and 91% for 5-yr + Top quartile: European Income (1-, 5-yr), US Strategic Core Plus and TIPS Plus (1-, 3-yr), Global Aggregate, Plus and Fixed Income (1-yr), UK Core Plus (3- and 5-yr), European High Yield (5-yr) + Active Equity: 82% of assets in outperforming services for 3-yr period; 47% for 1-yr[1] and 52% for 5-yr + Top decile: USLC Growth (1-, 3-, 5-yr), Strategic Core Suite (1-, 3-yr), Conc US Growth (5-yr) + Top quartile: Thematic Research, GSV, EM Growth (3-yr), Conc Global Growth and Select (5-yr)
Build a broader and more balanced global business	+ $6.2B Institutional pipeline of active services at quarter-end diverse by region + Retail sequential gross sales increases in US (+7%) and Asia ex Japan (+5%) + Fast-growing US SMA business net flow positive for 6 straight quarters + New Private Wealth relationship size increased +16% Y/Y; now 30%+ higher than overall PWM avg. + More than tripled CSA clients over the last 3 years; now account for one-third of trading volume
Constantly innovate for clients with our products and services	+ Second Commercial RE Debt fundraise of $1.5B beat goal by 50%; $2.3B in total committed assets + New energy fund raised $200M from Private Wealth clients during the quarter + Targeted service offerings today total $3.4B in committed assets + Unique Multi-manager target date retail fund and CIT series rated Buy by major US consultant + AB named #1 Discretionary Investment Manager (DIM) in Taiwan
Achieve greater operating leverage and better financial results	+ Return to positive net flow territory with $2.2B in net inflows + Reduced adjusted operating expenses by 5% Y/Y + Compensation and benefits, promotion & servicing and G&A all down Y/Y + Headcount reduction of 4% largely due to strategic actions

1. Decline in US Strategic Equities and US SMID Cap Growth relative performance drove lower percentage of outperforming equity assets for 1-yr period

John C. Weisenseel

Chief Financial Officer

Financial Highlights: First Quarter 2016

In US $ Millions; scales may differ



Adjusted Revenues
$590
$634
1Q16
1Q15
$590
$607
1Q16
4Q15
Adjusted Operating Income
$132
$152
1Q16
1Q15
$132
$162
1Q16
4Q15
Adjusted Operating Margin
22.4%
23.9%
1Q16
1Q15
22.4%
26.7%
1Q16
4Q15
Adjusted EPU
$0.40
$0.45
1Q16
1Q15
$0.40
$0.50
1Q16
4Q15

Please refer to pages 29-32 for additional information on the reconciliation of GAAP financial results to adjusted financial results

First Quarter 2016 Adjusted Income Statement

Adjusted Income Statement (in US $ Millions)	1Q16	1Q15	% Δ	4Q15	% Δ
Base Fees	$ 448	$ 487	(8%)	$ 471	(5%)
Performance Fees	1	4	(75%)	4	(75%)
Bernstein Research Services	126	126	0%	118	7%
Net Distribution Revenues (Expenses)	(5)	(3)	67%	(4)	25%
Investment Gains (Losses)	-	-	0%	(4)	(100%)
Other Revenues	22	21	5%	23	(4%)
Total Revenues	**592**	**635**	**(7%)**	**608**	**(3%)**
Less: Interest Expense	2	1	100%	1	100%
Adjusted Net Revenues	**$ 590**	**$ 634**	**(7%)**	**$ 607**	**(3%)**
Compensation & Benefits					
Compensation & Fringes	$ 295	$ 317	(7%)	$ 277	6%
Other Employment Costs	7	7	0%	8	(13%)
Total Compensation & Benefits	**302**	**324**	**(7%)**	**285**	**6%**
Promotion & Servicing	45	46	(2%)	47	(4%)
General & Administrative	103	105	(2%)	105	(2%)
Other	8	7	14%	8	0%
Total Adjusted Operating Expenses	**$ 458**	**$ 482**	**(5%)**	**$ 445**	**3%**
Adjusted Operating Income	**$ 132**	**$ 152**	**(13%)**	**$ 162**	**(19%)**
Adjusted Operating Margin	**22.4%**	**23.9%**		**26.7%**	
AB Holding Adjusted Diluted Net Income Per Unit	**$ 0.40**	**$ 0.45**	**(11%)**	**$ 0.50**	**(20%)**

Please refer to pages 29-32 for additional information on the reconciliation of GAAP financial results to adjusted financial results. Percentages are calculated using amounts rounded in millions

First Quarter 2016 Adjusted Income Statement Highlights

Revenues

- Base Fees declined versus both prior periods due primarily to lower average AUM across all three channels (Institutional, Retail, and Private Wealth).
- Performance Fees were down versus the prior year quarter due to lower fees earned on various strategies as the result of less favorable market conditions in 2016. The sequential decline resulted from a greater number of investment strategies having annual calculation periods ending in 4Q.
- Bernstein Research revenues were in line with the prior year quarter but saw a rise sequentially due to increased client trading, primarily in the U.S.
- Net Distribution Expenses increased versus both 1Q15 and 4Q15 due to a decline in distribution revenues outpacing the decline in distribution payments and amortization of deferred sales commissions.
- Investment losses in the prior quarter were attributed primarily to seed investment losses.
- Other Revenues increased versus 1Q15 due to higher dividend and interest revenues.

Expenses

- The compensation ratio for 1Q16 was 50.0%, compared to 50.0% for 1Q15 and 45.6% for 4Q15.
- Total Compensation & Benefits declined 7% vs. 1Q15 due to lower incentive compensation and commissions accruals. The 6% increase vs. 4Q15 was driven by higher incentive compensation and severance accruals.
- Promotion & Servicing expenses declined 2% versus the prior year quarter due to lower T&E and Marketing costs. The 4% sequential decline was due mainly to lower T&E costs.
- G&A expenses were down 2% versus the prior year quarter due to foreign exchange translation gains. The 2% decrease versus the prior quarter was due primarily to lower professional fees.
- Other Expenses increased versus 1Q15 due to higher interest expense.

Operating Results

- Adjusted Operating Income declined 13% versus the prior year quarter due to a decline in revenues outpacing expense reductions. The 19% sequential decline was due to lower revenues paired with higher compensation expenses as a result of the higher compensation ratio.
- The Adjusted Margin was 22.4% in 1Q16, down from 23.9% in 1Q15.

Please refer to pages 29-32 for additional information on the reconciliation of GAAP financial results to adjusted financial results. Percentages are calculated using amounts rounded in millions

Q & A

APPENDIX

Institutional Composite Relative Performance vs. Benchmarks

Service	1Q16	1-Yr	3-Yr	5-Yr	10-Yr	Benchmark
	Periods Ended March 31, 2016					
Equity						
Emerging Markets Value	1.5	0.2	0.5	(1.6)	(1.2)	MSCI EM
Global Strategic Value	0.0	(2.8)	3.5	0.0	(2.7)	MSCI ACWI
US Small & Mid Cap Value	1.0	1.3	2.8	1.1	2.4	Russell 2500 Value
US Strategic Value	(1.1)	(5.7)	0.2	(1.9)	(2.2)	Russell 1000 Value
US Small Cap Growth	(3.0)	(1.1)	(1.2)	0.0	1.3	Russell 2000 Growth
US Large Cap Growth	(1.8)	1.7	3.7	1.3	(0.4)	Russell 1000 Growth
US Small and Mid Cap Growth	(2.0)	(0.5)	(1.7)	(0.8)	2.0	Russell 2500 Growth
Concentrated US Growth	(3.7)	(4.3)	0.4	2.3	1.5	S&P 500
Select US Equity	(1.9)	(2.0)	(0.4)	1.1	3.6	S&P 500
Global Core Equity	1.2	2.2	1.1	N/A	N/A	MSCI ACWI
Fixed Income						
Global High Income (Hedged)	0.3	(1.5)	(0.6)	(0.5)	0.4	Barclays Global High Yield Hedged
Global Fixed Income	(0.3)	(0.1)	(0.3)	1.3	1.2	Citigroup WGBI
US Strategic Core Plus	0.2	0.2	0.6	0.5	0.7	Barclays US Aggregate
Emerging Market Debt	0.4	(3.2)	(1.1)	(0.6)	0.9	JPM EMBI Global
Global Plus	0.1	(0.1)	(0.2)	0.3	0.2	Barclays Global Aggregate

Performance is preliminary and as of March 31, 2016. Investment performance of composites is presented before investment management fees. Periods of more than one year are annualized. The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AB.

Retail Mutual Funds Relative Performance vs. Morningstar Average

	Periods Ended March 31, 2016					
Service	**1Q16**	**1-Yr**	**3-Yr**	**5-Yr**	**10-Yr**	**Morningstar Average**
Equity						
International Value	(0.7)	3.9	2.6	(0.3)	(2.2)	Foreign Large Value
Growth & Income	(1.5)	3.6	2.3	2.7	1.0	Large Value
Discovery Value	1.5	0.6	1.0	0.3	1.4	Mid-Cap Value
US Value	(0.9)	(3.3)	(0.3)	(0.7)	(2.2)	Large Value
Global Thematic Growth	(2.5)	(0.4)	2.2	(3.8)	(0.6)	World Stock
International Growth	(0.3)	(2.3)	(1.7)	(2.1)	(1.7)	Foreign Large Growth
Large Cap Growth[(1)]	1.2	5.7	5.1	3.0	2.6	Large Growth
Emerging Markets Growth	(3.5)	(2.5)	2.9	0.7	(1.0)	Global Emerging Markets Equity
Growth[(1)]	1.4	4.9	3.8	2.0	(0.3)	Large Growth
Discovery Growth	(2.9)	(2.9)	(1.6)	(0.4)	(0.4)	Mid-Cap Growth
Fixed Income						
Global High Yield	0.7	0.1	0.4	0.5	0.8	Global High Yield Bond
American Income Portfolio	1.7	1.1	0.6	0.9	1.0	USD Flexible Bond
Global Bond	(1.2)	1.4	2.6	2.3	N/A	World Bond
High Income	1.8	(0.2)	0.8	1.7	N/A	Multisector Bond

(1) Performance figures other than 1Q16, One Year and Three Year positively affected by class action settlement proceeds.
As of March 31, 2016. Fund returns are based on Advisor Class shares. Where Advisor Class doesn't exist, Class A is used. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges. The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AB.

Assets Under Management: 1Q16

(US $ Billions)

	At March 31, 2016				At Dec. 31, 2015
	Institutions	Retail	Private Wealth	Total	Total
Equity					
Actively Managed	$ 25	$ 46	$ 39	$ 110	$ 111
Passive [1]	20	26	-	46	46
Total Equity	45	72	39	156	157
Fixed Income					
Taxable	154	55	10	219	208
Tax-Exempt	2	12	21	35	33
Passive [1]	-	10	-	10	10
Total Fixed Income	156	77	31	264	251
Other [2]	44	7	8	59	59
Total	$ 245	$ 156	$ 78	$ 479	$ 467

	At Dec. 31, 2015			
Total	$ 236	$ 154	$ 77	$ 467

(1) Includes index and enhanced index services.
(2) Includes multi-asset solutions and services and certain alternative investments.

Three Months Ended 3/31/16: AUM Roll-Forward by Distribution Channel

In US $ Billions **Investment Service:**	**Beginning of Period**	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	Investment Performance	Net Change	**End of Period**
Institutions								
US	**118.6**	3.5	(0.2)	(0.4)	2.9	3.9	6.8	**125.4**
Global and Non-US	**117.6**	1.0	(1.1)	(1.0)	(1.1)	2.9	1.8	**119.4**
Total Institutions	**236.2**	4.5	(1.3)	(1.4)	1.8	6.8	8.6	**244.8**
Retail								
US	**78.6**	3.5	(2.9)	(0.8)	(0.2)	0.4	0.2	**78.8**
Global and Non-US	**75.8**	4.2	(4.2)	(0.4)	(0.4)	1.7	1.3	**77.1**
Total Retail	**154.4**	7.7	(7.1)	(1.2)	(0.6)	2.1	1.5	**155.9**
Private Wealth Management								
US	**52.2**	2.2	(1.7)	(0.1)	0.4	0.6	1.0	**53.2**
Global and Non-US	**24.6**	1.0	(0.4)	-	0.6	(0.1)	0.5	**25.1**
Total Private Wealth	**76.8**	3.2	(2.1)	(0.1)	1.0	0.5	1.5	**78.3**
Firmwide								
US	**249.4**	9.2	(4.8)	(1.3)	3.1	4.9	8.0	**257.4**
Global and Non-US	**218.0**	6.2	(5.7)	(1.4)	(0.9)	4.5	3.6	**221.6**
Total Firmwide	**467.4**	15.4	(10.5)	(2.7)	2.2	9.4	11.6	**479.0**

Three Months Ended 3/31/16: AUM Roll-Forward by Investment Service

In US $ Billions **Investment Service:**	**Beginning of Period**	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	Investment Performance	Net Change	**End of Period**
Equity Active								
US	**63.5**	2.4	(2.4)	(0.2)	(0.2)	(0.3)	(0.5)	**63.0**
Global and Non-US	**47.1**	1.3	(1.4)	0.2	0.1	(0.1)	0.0	**47.1**
Total Equity Active	**110.6**	3.7	(3.8)	-	(0.1)	(0.4)	(0.5)	**110.1**
Equity Passive[1]								
US	**35.2**	0.1	-	(0.6)	(0.5)	0.3	(0.2)	**35.0**
Global and Non-US	**11.2**	-	(0.4)	0.1	(0.3)	(0.4)	(0.7)	**10.5**
Total Equity Passive[1]	**46.4**	0.1	(0.4)	(0.5)	(0.8)	(0.1)	(0.9)	**45.5**
Total Equity	**157.0**	**3.8**	**(4.2)**	**(0.5)**	**(0.9)**	**(0.5)**	**(1.4)**	**155.6**
Fixed Income - Taxable								
US	**101.6**	4.1	(0.9)	(0.2)	3.0	4.1	7.1	**108.7**
Global and Non-US	**105.8**	4.5	(3.5)	(1.2)	(0.2)	4.8	4.6	**110.4**
Total Fixed Income - Taxable	**207.4**	8.6	(4.4)	(1.4)	2.8	8.9	11.7	**219.1**
Fixed Income - Tax-Exempt								
US	**33.5**	2.0	(1.1)	-	0.9	0.6	1.5	**35.0**
Global and Non-US	**-**	-	-	-	-	-	-	**-**
Total Fixed Income - Tax-Exempt	**33.5**	2.0	(1.1)	-	0.9	0.6	1.5	**35.0**
Fixed Income Passive[1]								
US	**5.1**	-	-	(0.1)	(0.1)	0.2	0.1	**5.2**
Global and Non-US	**4.9**	0.1	(0.1)	(0.1)	(0.1)	0.3	0.2	**5.1**
Total Fixed Income Passive[1]	**10.0**	0.1	(0.1)	(0.2)	(0.2)	0.5	0.3	**10.3**
Total Fixed Income	**250.9**	**10.7**	**(5.6)**	**(1.6)**	**3.5**	**10.0**	**13.5**	**264.4**
Other[2]								
US	**10.5**	0.6	(0.4)	(0.2)	-	-	-	**10.5**
Global and Non-US	**49.0**	0.3	(0.3)	(0.4)	(0.4)	(0.1)	(0.5)	**48.5**
Total Other[2]	**59.5**	0.9	(0.7)	(0.6)	(0.4)	(0.1)	(0.5)	**59.0**
Firmwide								
US	**249.4**	9.2	(4.8)	(1.3)	3.1	4.9	8.0	**257.4**
Global and Non-US	**218.0**	6.2	(5.7)	(1.4)	(0.9)	4.5	3.6	**221.6**
Total Firmwide	**467.4**	15.4	(10.5)	(2.7)	2.2	9.4	11.6	**479.0**

(1) Includes index and enhanced index services.

(2) Includes multi-asset solutions and services and certain alternative investments.

AUM by Region

Institutional



NA ex
US 5%
UK 4%
Asia
ex Japan 7%
Japan
10%
US 60%
EMEA ex UK
14%

$244.8B

Retail



Other 3%
Japan 6%
EMEA
12%
US 62%
Asia
ex Japan
17%

$155.9B

As of March 31, 2016
By client domicile

First Quarter 2016 Adjusted Advisory Fees

	1Q16	1Q15	% Δ	4Q15	% Δ
Ending AUM ($ Billions)	**$479**	**$486**	**(1%)**	**$467**	**3%**
Average AUM ($ Billions)	**$465**	**$481**	**(3%)**	**$471**	**(1%)**
By Fee Type ($ Millions):					
Adjusted Base Fees	$448	$487	(8%)	$471	(5%)
Adjusted Performance Fees	1	4	(75%)	4	(75%)
Total	**$449**	**$491**	**(9%)**	**$475**	**(5%)**
Adjusted Base Fees By Channel ($ Millions):					
Institutions	$97	$107	(9%)	$103	(6%)
Retail	187	211	(11%)	200	(7%)
Private Wealth	164	169	(3%)	168	(2%)
Total	**$448**	**$487**	**(8%)**	**$471**	**(5%)**

First Quarter 2016 GAAP Income Statement

In US $ Millions (except EPU)	1Q16	1Q15	% Δ	4Q15	% Δ
Net Revenues	$ 769	$ 762	1%	$ 727	6%
Operating Expenses	596	609	(2%)	556	7%
Operating Income	173	153	13%	171	1%
Net Income Attributable to AB Unitholders	169	141	20%	161	5%
AB Holding GAAP Diluted Net Income per Unit	**$0.56**	**$0.45**	**24%**	**$0.53**	**6%**
AB Holding Distribution Per Unit	**$0.40**	**$0.45**	**(11%)**	**$0.50**	**(20%)**

Percentages are calculated using amounts rounded to the nearest million

Consolidated Balance Sheet

In US $ Millions

Assets		March 31, 2016		December 31, 2015
Cash and cash equivalents	$	796	$	541
Cash and securities, segregated		724		565
Receivables, net		1,875		1,997
Investments:				
Long-term incentive compensation-related		66		78
Other		463		592
Assets of consolidated variable interest entities		352		-
Goodwill		3,045		3,045
Intangible assets, net		139		146
Deferred sales commissions, net		86		99
Other (incl. furniture & equipment, net)		369		370
Total Assets	**$**	**7,915**	**$**	**7,433**

Liabilities and Capital		March 31, 2016		December 31, 2015
Liabilities:				
Payables	$	2,342	$	2,060
Accounts payable and accrued expenses		442		470
Liabilities of consolidated variable interest entities		76		-
Accrued compensation and benefits		314		253
Debt		486		582
Total Liabilities		**3,660**		**3,365**
Redeemable non-controlling interest		218		13
Partners' capital attributable to AllianceBernstein Unitholders		4,020		4,031
Non-controlling interests in consolidated entities		17		24
Total Capital		**4,037**		**4,055**
Total Liabilities and Capital	**$**	**7,915**	**$**	**7,433**

Consolidated Statement of Cash Flows

In US $ Millions

		Three Months Ended	
		March 31, 2016	March 31, 2015
Net Income		$ 163	$ 143
Non-cash items:	Amortization of deferred sales commissions	11	12
	Non-cash long-term incentive compensation expense	1	3
	Depreciation and other amortization	15	14
	Unrealized (gains) on investments	(11)	(8)
	Unrealized losses on investments of consolidated variable interest entities	8	-
	Other, net	12	1
Changes in assets and liabilities		477	95
Net cash provided by operating activities		**676**	**260**
Purchases of furniture, equipment, and leasehold improvements, net		(11)	(5)
Net cash used in investing activities		**(11)**	**(5)**
(Repayment)/issuance of commercial paper, net		(97)	11
(Decrease) increase in overdrafts payable		(91)	39
Distributions to General Partner and Unitholders		(153)	(173)
(Distributions) to non-controlling interests of consolidated VIEs		(47)	-
Capital contributions from AB Holding		6	6
Additional investments by Holding with proceeds from exercise of compensatory options to buy Holding Units		1	4
Purchases of AB Holding Units to fund long-term incentive compensation plan awards, net		(40)	(17)
Net cash used in financing activities		**(421)**	**(130)**
Effect of exchange rate changes on cash and cash equivalents		8	(9)
Net increase in cash and cash equivalents		252	116
Cash and cash equivalents at the beginning of period		577	555
Cash and cash equivalents at the end of period		**$ 829**	**$ 671**

AB Holding Financial Results

In US $ Millions (exlcuding per Unit amounts)	1Q16	1Q15	% Δ	4Q15	% Δ
AB					
Net Income Attributable to AllianceBernstein	$169	$141	20%	$161	5%
Weighted Average Equity Ownership Interest	36.2%	36.5%		35.7%	
AB Holding					
Equity in Net Income Attributable to AB	$61	$52	17%	$58	5%
Income Taxes	5	6	(17%)	6	(17%)
Net Income	**$56**	**$46**	**22%**	**$52**	**8%**
Diluted Net Income Per Unit, GAAP basis	**$0.56**	**$0.45**	**24%**	**$0.53**	**6%**
Distributions Per Unit	**$0.40**	**$0.45**	**(11%)**	**$0.50**	**(20%)**
Adjusted Diluted Net Income Per Unit	**$0.40**	**$0.45**	**(11%)**	**$0.50**	**(20%)**

Please refer to pages 29-32 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded to the nearest million

First Quarter 2016 GAAP to Non-GAAP Reconciliation

First Quarter 2016 GAAP to Non-GAAP Reconciliation

In US $ Thousands

		Adjustments								
	GAAP	Distribution Related Payments (A)	Pass Through Expenses (B)	Deferred Comp. Inv. (C)	Consol VIE (D)	Real Estate Charges (E)	Contingent Payment Adjust. (F)	Acquisition-Related Expenses (G)	Other (H)	Non-GAAP
Investment advisory and services fees	$ 451,413		(2,405)		(54)					$ 448,954
Bernstein research services	126,465									126,465
Distribution revenues	92,692	(98,369)			31					(5,646)
Dividend and interest income	7,370			(151)						7,219
Investment gains (losses)	65,650			1,326	7,923				(75,273)	(374)
Other revenues	27,611		(9,246)		(2,842)					15,523
Total revenues	771,201	(98,369)	(11,651)	1,175	5,058	-	-	-	(75,273)	592,141
Less: interest expense	2,075									2,075
Net revenues	**769,126**	**(98,369)**	**(11,651)**	**1,175**	**5,058**	**-**	**-**	**-**	**(75,273)**	**590,066**
Employee compensation and benefits	302,011			212						302,223
Promotion and servicing	152,570	(98,369)	(9,086)							45,115
General and administrative	133,509		(2,565)		(791)	(27,586)				102,567
Contingent payment arrangements	353									353
Interest on borrowings	1,232									1,232
Amortization of intangible assets	6,409									6,409
Net income (loss) of consolidated entities attributable to non-controlling interests	-								101	101
Total expenses	**596,084**	**(98,369)**	**(11,651)**	**212**	**(791)**	**(27,586)**	**-**	**-**	**101**	**458,000**
Operating income	**173,042**	**-**	**-**	**963**	**5,849**	**27,586**	**-**	**-**	**(75,374)**	**132,066**
Income taxes	9,864			55		1,572			(4,291)	7,200
Net income	163,178	-	-	908	5,849	26,014	-	-	(71,083)	124,866
Net income (loss) of consolidated entities attributable to non-controlling interests	(5,748)				5,849				(101)	-
Net income attributable to AB Unitholders	**$ 168,926**	**$ -**	**$ -**	**$ 908**	**$ -**	**$ 26,014**	**$ -**	**$ -**	**$ (70,982)**	**$ 124,866**

Please refer to page 32 for notes describing the adjustments.

First Quarter 2015 GAAP to Non-GAAP Reconciliation

First Quarter 2015 GAAP to Non-GAAP Reconciliation

In US $ Thousands

	GAAP	Adjustments								Non-GAAP
		Distribution Related Payments (A)	Pass Through Expenses (B)	Deferred Comp. Inv. (C)	Venture Capital Fund (D)	Real Estate Charges (E)	Contingent Payment Adjust. (F)	Acquisition-Related Expenses (G)	Other (H)	
Investment advisory and services fees	$ 493,988		(2,458)							$ 491,530
Bernstein research services	126,046									126,046
Distribution revenues	109,184	(112,785)								(3,601)
Dividend and interest income	5,094			(151)						4,943
Investment gains (losses)	3,888			(2,426)	(1,373)					89
Other revenues	24,990		(9,383)							15,607
Total revenues	763,190	(112,785)	(11,841)	(2,577)	(1,373)	-	-	-	-	634,614
Less: interest expense	619									619
Net revenues	**762,571**	**(112,785)**	**(11,841)**	**(2,577)**	**(1,373)**	**-**	**-**	**-**	**-**	**633,995**
										-
Employee compensation and benefits	326,327			(2,634)				(16)		323,677
Promotion and servicing	168,322	(112,785)	(9,252)							46,285
General and administrative	106,950		(2,589)			383		16		104,760
Contingent payment arrangements	443									443
Interest on borrowings	854									854
Amortization of intangible assets	6,461									6,461
Net income (loss) of consolidated entities attributable to non-controlling interests	-								(98)	(98)
Total expenses	**609,357**	**(112,785)**	**(11,841)**	**(2,634)**	**-**	**383**	**-**	**-**	**(98)**	**482,382**
										-
Operating income	**153,214**	**-**	**-**	**57**	**(1,373)**	**(383)**	**-**	**-**	**98**	**151,613**
Income taxes	10,470			4		(26)				10,448
Net income	142,744	-	-	53	(1,373)	(357)	-	-	98	141,165
Net income (loss) of consolidated entities attributable to non-controlling interests	1,275				(1,373)				98	-
Net income attributable to AB Unitholders	**$ 141,469**	**$ -**	**$ -**	**$ 53**	**$ -**	**$ (357)**	**$ -**	**$ -**	**$ -**	**$ 141,165**

Please refer to page 32 for notes describing the adjustments.

Fourth Quarter 2015 GAAP to Non-GAAP Reconciliation

Fourth Quarter 2015 GAAP to Non-GAAP Reconciliation

In US $ Thousands

	GAAP	Adjustments: Distribution Related Payments (A)	Pass Through Expenses (B)	Deferred Comp. Inv. (C)	Venture Capital Fund (D)	Real Estate Charges (E)	Contingent Payment Adjust. (F)	Acquisition-Related Expenses (G)	Other (H)	Non-GAAP
Investment advisory and services fees	$ 477,639		(2,638)							$ 475,001
Bernstein research services	118,442									118,442
Distribution revenues	100,757	(105,052)								(4,295)
Dividend and interest income	8,651			(1,521)						7,130
Investment gains (losses)	(2,003)			(583)	(1,560)					(4,146)
Other revenues	24,509		(9,001)							15,508
Total revenues	727,995	(105,052)	(11,639)	(2,104)	(1,560)	-	-	-	-	607,640
Less: interest expense	1,269									1,269
Net revenues	**726,726**	**(105,052)**	**(11,639)**	**(2,104)**	**(1,560)**	**-**	**-**	**-**	**-**	**606,371**
Employee compensation and benefits	286,399			(1,866)						284,533
Promotion and servicing	160,959	(105,052)	(8,856)							47,051
General and administrative	107,993		(2,783)			221				105,431
Contingent payment arrangements	(6,769)						7,212			443
Interest on borrowings	817									817
Amortization of intangible assets	6,414									6,414
Net income (loss) of consolidated entities attributable to non-controlling interests	-								(64)	(64)
Total expenses	**555,813**	**(105,052)**	**(11,639)**	**(1,866)**	**-**	**221**	**7,212**	**-**	**(64)**	**444,625**
Operating income	**170,913**	**-**	**-**	**(238)**	**(1,560)**	**(221)**	**(7,212)**	**-**	**64**	**161,746**
Income taxes	8,354			(12)		(11)	(353)			7,978
Net income	162,559	-	-	(226)	(1,560)	(210)	(6,859)	-	64	153,768
Net income (loss) of consolidated entities attributable to non-controlling interests	1,496				(1,560)				64	-
Net income attributable to AB Unitholders	**$ 161,063**	**$ -**	**$ -**	**$ (226)**	**$ -**	**$ (210)**	**$ (6,859)**	**$ -**	**$ -**	**$ 153,768**

Please refer to page 32 for notes describing the adjustments.

AB Adjusted Financial Results Reconciliation

Notes to Consolidated Statements of Income and Supplemental Information

(Unaudited)

A. Adjusted net revenues exclude distribution-related payments to third parties as well as amortization of deferred sales commissions against distribution revenues. We believe excluding distribution-related payments from net revenues is useful for our investors and other users of our financial statements because such presentation appropriately reflects the nature of these costs as pass-through payments to third parties who perform functions on behalf of our sponsored mutual funds and/or shareholders of these funds. We exclude amortization of deferred sales commissions from net revenues because such costs, over time, essentially offset our distribution revenues. These adjustments have no impact on operating income, but they do have an impact on our operating margin.

B. We exclude pass-through expenses we incur (primarily through our transfer agency) that are reimbursed and recorded as fees in revenues from our adjusted net revenues. These fees have no impact on operating income, but they do have an impact on our operating margin.

C. Prior to 2009, a significant portion of employee compensation was in the form of long-term incentive compensation awards that were notionally invested in AB investment services and generally vested over a period of four years. AB economically hedged the exposure to market movements by purchasing and holding these investments on its balance sheet. All such investments had vested by year-end 2012 and the investments have been distributed to the participants, except for those investments with respect to which the participant elected a long-term deferral. Fluctuation in the value of these investments is recorded within investment gains and losses on the income statement and also impacts compensation expense. Management believes it is useful to reflect the offset achieved from economically hedging the investments' market exposure in the calculation of adjusted operating income and adjusted operating margin. The non-GAAP measures exclude gains and losses and dividends and interest on employee long-term incentive compensation-related investments included in revenues and compensation expense.

D. Most of the net income or loss of consolidated entities attributable to non-controlling interests relates to the 90% limited partner interests held by third parties in our consolidated venture capital fund. We own a 10% limited partner interest in the fund. Because we are the general partner of the venture capital fund and are deemed to have a controlling interest, US GAAP requires us to consolidate the financial results of the fund. However, recognizing 100% of the gains or losses in net revenues and operating income while only retaining 10% is not reflective of our underlying financial results at the net revenue and operating income level. As a result, we exclude the 90% limited partner interests we do not own from our adjusted net revenues and adjusted operating income. Effective January 1, 2016, our consolidated venture capital fund is included with other consolidated VIEs. In 2016, we adjusted for the revenue impact of consolidating certain VIEs (as a result of the adoption of a new accounting standard; see Note 2 to our condensed consolidated financial statements). This adjustment reflects the elimination of the consolidated VIEs revenues and expenses and the inclusion of AB's revenues and expenses from such VIEs and AB's investment gains and losses on its investments in such VIEs that were eliminated in consolidation.

E. Real estate (credits)/charges have been excluded because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers.

F. Recording changes in estimates of the contingent consideration associated with a 2010 acquisition have been excluded because this is not considered part of our core operating results.

G. Acquisition-related expenses, primarily severance and professional fees incurred as a result of acquisitions in the fourth quarter of 2013 and the second quarter of 2014, have been excluded because they are not considered part of our core operating results when comparing results from period to period and to industry peers.

H. Net income of joint ventures attributable to non-controlling interests, although not significant, is excluded because it does not reflect the economic interest attributable to AB. In addition, in 2016 we excluded a realized gain on an investment carried at cost due to its' non-recurring nature and it not being part of our core operating results.

Adjusted Operating Margin

Adjusted operating margin allows us to monitor our financial performance and efficiency from period to period without the volatility noted above in our discussion of adjusted operating income and to compare our performance to industry peers on a basis that better reflects our performance in our core business. Adjusted operating margin is derived by dividing adjusted operating income by adjusted net revenues.

A
B